                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 16, 2005

                        Farmers & Merchants Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

               Ohio                          000-14492               34-1469491
   (State or Other Jurisdiction      (Commission File Number)      (IRS Employer
         of Incorporation)                                      Identification No.)

307-11 N. Defiance, Archbold, Ohio                                      43502
      (Address of Principal                                          (Zip Code)
        Executive Offices)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(C) under the exchange
     Act (17-CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2005, Richard J. Lis, an Executive Vice President of the
Company, entered into Change of Control Agreement (the "Control Agreement") with the Company. The Control Agreement provides for the payment of "One Year of Compensation", along with the continuation of certain insurance benefits, in the event the respective executive officer is terminated or resigns under certain circumstances related to a "Change in Control" of the Company. The terms "Change in Control" and "One Year of Compensation" are each defined under the Control
Agreement, a draft of which is provided herewith as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with or incorporated by reference into the Current Report on 8-K:

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
Number   Exhibit
------   -------
10.1     Change in Control Agreement executed by and between the Company and
         Richard J. Lis on December 16, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: December 16, 2005


                                        /s/ Paul S. Siebenmorgen
                                        ----------------------------------------
                                        Paul S. Siebenmorgen
                                        President & Chief Executive Officer


                                        /s/ Barbara J. Britenriker
                                        ----------------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)

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                                  EXHIBIT INDEX

Exhibit
 Number   Description of Exhibit
-------   ----------------------
10.1      Change of Control Agreement